Exhibit 1.01

CPI International Holding Corp.
Conflict Minerals Report
May 29, 2015

Overview

CPI International Holding Corp. and its subsidiaries provide microwave, radio frequency (“RF”), power and control products for applications in the defense, communications, medical, industrial and scientific industries. We develop, manufacture and globally distribute components and subsystems used in the generation, amplification, transmission and reception of microwave signals for a wide variety of systems. These systems include radar, electronic warfare and communications (satellite and point-to-point) systems for military and commercial applications, specialty products used for medical diagnostic imaging and the treatment of cancer, as well as microwave and RF energy generating products for various industrial and scientific pursuits.

This Conflict Minerals Report has been filed as an Exhibit to the Form SD filed by CPI International Holding Corp. with respect to 2014. The date of filing of this Conflict Minerals Report is May 29, 2015.

This Conflict Minerals Report has been filed in accordance with Rule 13p-1 under the Securities Exchange Act of 1934, as amended, and the requirements of Form SD thereunder (collectively, the “Conflict Minerals Rule”).

Definitions

For purposes of this Conflict Minerals Report, the following definitions apply:

•	“3TG” means tantalum, tin, tungsten, and gold.

•	“Conflict minerals” means gold as well as columbite-tantalite (coltan), cassiterite, wolframite, or their derivatives, which are limited to tantalum, tin, and tungsten.

•
“DRC conflict free” means that a product does not contain conflict minerals necessary to the functionality or production of that product that directly or indirectly finance or benefit armed groups in the Democratic Republic of the Congo or an adjoining country. Conflict minerals that are obtained from recycled or scrap sources are considered DRC conflict free.

•	“DRC conflict undeterminable” means that we have been unable to determine, after exercising due diligence, whether a product qualifies as DRC conflict free.

•	“CPI,” the “Company,” “we,” “our,” “us” or similar references mean CPI International Holding Corp. and its direct and indirect subsidiaries.

Due Diligence Program Design

The Company designed its due diligence measures relating to Conflict Minerals to generally conform to the criteria set forth in the Organisation for Economic Co-operation and Development’s Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, including the Supplement on Tin, Tantalum and Tungsten and the Supplement on Gold, Second Edition 2013 (the “OECD Guidance”).

Due Diligence Program Execution; Reasonable Country of Origin Inquiry

We have summarized below the principal due diligence steps that we have taken pursuant to our Conflict Minerals policy and compliance program and pursuant to the Conflict Minerals Rule. The discussion below also summarizes the steps taken in connection with our reasonable country of origin inquiry.

Management Systems.

1.	We have communicated our Conflict Minerals policy internally to selected personnel and externally to selected suppliers.

2.
We established an internal interdepartmental management team to address Conflict Minerals compliance, which consisted of purchasing department representatives from each of our operating divisions, corporate finance representatives and a process engineering representative.

3.	Selected internal personnel were educated on the Conflict Minerals Rule as well as our compliance plan and procedures, including reviewing and validating supplier responses to inquiries.

4.
We use a questionnaire based on the Conflict Minerals Reporting Template developed by the Electronic Industry Citizenship Coalition and Global e-Sustainability Initiative (“EICC/GeSI”) to identify the source of Conflict Minerals in its supply chain. We also purchased a subscription to a Web-based service that assists in the collection, validation and consolidation of supplier data.

5.	We maintain centralized computerized records relating to our Conflict Minerals due diligence with respect to 2014. Such records include due diligence processes and findings.

Identify and assess risk in the supply chain.

1.
Purchasing representatives from each applicable division, working with engineers and other personnel from that division, compiled lists of the principal suppliers whose products are necessary to the production of that division’s products and might potentially contain one or more 3TG. In certain cases, where a division utilizes a contract manufacturer or distributor, we worked with that supplier to identify and subsequently contact their principal manufacturers whose products are necessary to the production of that division’s products and might potentially contain one or more 3TG.

2.
Our interdepartmental Conflict Minerals team provided each division’s purchasing representatives with a cover letter and, using the Web-based service, the EICC/GeSI template to be submitted to the identified suppliers. We sent inquiries to 397 suppliers through the Web-based service.

3.
We generally followed up through reminders generated by the Web-based service and/or by e-mail or phone with suppliers that did not respond to the request within the specified time frame, that submitted an incomplete response or a response that we determined contained errors or inaccuracies, or where otherwise we determined the written response not to be suitable.

4.	We ultimately received responses from 274 of the 397 suppliers that had been contacted.

Design and implement a strategy to respond to identified risks.

1.
Our interdepartmental team reported its Conflict Minerals compliance findings and results of due diligence to senior management. These findings included reports regarding supplier responses (including incomplete and non-responses).

2.
Two of the principal challenges facing our Conflict Minerals due diligence process are the lack of response from certain suppliers as well as the mixed quality of the responses that we received from certain suppliers. We intend to engage in further efforts to educate suppliers as to the importance of this process. In addition, we have added clauses to our standard purchase contracts which require suppliers to provide requested Conflict Minerals information on a timely basis.

Carry out independent third-party audit of supply chain due diligence at identified points in the supply chain.

Due to our position in the supply chain and lack of direct relationships with smelters and refiners, we have determined that an independent third-party audit was not appropriate in connection with our due diligence. Instead, we intend to use auditing information made available by third-party sources (such as the Conflict-Free Sourcing Initiative) as well as to rely upon industry-wide efforts to influence smelters and refiners to get audited and become certified.

Report on supply chain due diligence.

The Company filed a Form SD, which includes this Conflict Minerals Report as an exhibit, with the Securities and Exchange Commission. The Company also made available on its website this Conflict Minerals Report.

Product Information

For the calendar year ended December 31, 2014, the principal categories of the Company’s products that incorporated 3TG and which are covered by this Report were:

•	electron device products, including microwave and power grid vacuum electron devices and solid-state power devices,

•	satellite communications amplifier subsystems,

•	radar and electronic warfare subsystems,

•	specialized antenna subsystems,

•	solid-state integrated microwave assemblies,

•	medical x-ray generators and control systems,

•	modulators and transmitters, and

•	various electronic power supply and control equipment and devices.

Facilities Used to Process the Conflict Minerals in Products

We do not have any direct relationship with smelters or refiners that process Conflict Minerals. As described above, we surveyed our suppliers in an effort to identify the facilities used to process the Conflict Minerals contained in the components supplied to us. We have attached as Exhibit A a list of the facilities identified to us by our suppliers during our due diligence process.

The accuracy and completeness of the information contained in the list attached as Exhibit A are subject to certain qualifications, including:

•	We were not able to obtain information from all of our suppliers.

•
Because most of our suppliers are themselves upstream suppliers without direct relationships of their own with smelters and refiners, these suppliers are reliant upon getting information from their own suppliers in order to answer our inquiries.

•	Many of our suppliers have provided company-level or division-level information that does not identify the smelters or refiners used for a particular part, component, or customer.

•
We believe that much of the information that was provided to us by suppliers may reflect company-level or division-level information from our suppliers’ suppliers that does not identify the smelters or refiners used for a particular part, component, or customer.

As a result of our due diligence process and the qualifications and factors listed above, we have concluded that our products are DRC conflict undeterminable for the 2014 reporting period.

Risk Mitigation Efforts After the End of the Period Covered by This Report

We have taken and intend to take the following additional steps in 2015 to mitigate the risk that the necessary Conflict Minerals in our in-scope products benefit armed groups, including certain steps to improve our due diligence:

1.	Engage with suppliers that provided incomplete responses, or that did not provide responses, for 2014, to help ensure that they provide requested information for 2015.

2.	Encourage the continuing development and progress of traceability measures at suppliers.

3.
Communicate to all suppliers our sourcing expectations. In addition, as new in-scope suppliers are added, work with these suppliers to ensure that they understand the expectations and/or requirements of the Conflict Minerals Policy, the Conflict Minerals Rule and the OECD Guidance.

EXHIBIT A
SMELTER AND REFINER LIST

Metal	Name	Country	Identification Number (if any)
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Academy Precious Metals (China) Co., Ltd	CHINA
Gold	Advanced Chemical Company	UNITED STATES	CID000015
Gold	Aida Chemical Industries Co. Ltd.	JAPAN	CID000019
Gold	Aktyubinsk	RUSSIAN FEDERATION	CID000028
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	CID000035
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL	CID000058
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	ANZ	AUSTRALIA
Gold	Argor-Heraeus SA	SWITZERLAND	CID000077
Gold	Asahi Pretec Corporation	JAPAN	CID000082
Gold	Asaka Riken Co Ltd	JAPAN	CID000090
Gold	Asarco	UNITED STATES
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Gold	Aurubis AG	GERMANY	CID000113
Gold	Baiyin Nonferrous Group Co.,Ltd	CHINA
Gold	Bangalore Refinary Pvt Ltd	INDIA
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Bauer Walser AG	GERMANY	CID000141
Gold	Boliden AB	SWEDEN	CID000157
Gold	BRIGHT-E	CHINA
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176
Gold	Caridad	MEXICO	CID000180
Gold	CCR Refinery – Glencore Canada Corporation	CANADA	CID000185
Gold	Cendres + Métaux SA	SWITZERLAND	CID000189
Gold	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold	CHALCO Yunnan Copper Co. Ltd.	CHINA
Gold	Changcheng Gold and Silver Refinery Co., Ltd.	CHINA
Gold	Chimet S.p.A.	ITALY	CID000233
Gold	China cold international resources corp.ltd	CHINA
Gold	China Golddeal Investment Co. Ltd	CHINA
Gold	China National Gold Group Corporation	CHINA	CID000242
Gold	Chugai Mining	JAPAN	CID000264
Gold	Codelco	CHILE
Gold	Colt Refining	UNITED STATES	CID000288
Gold	Cooson Sempsa	SPAIN
Gold	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF	CID000328
Gold	DaeryongENC	KOREA, REPUBLIC OF	CID000333
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Gold	Do Sung Corporation	KOREA, REPUBLIC OF	CID000359

Metal	Name	Country	Identification Number (if any)
Gold	Doduco	GERMANY	CID000362
Gold	Dong Guan Shi Jing	CHINA
Gold	Dongguan Cameroon Chemical Materials Co., Ltd	CHINA
Gold	Dong’guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	Dong-Wo Co., Ltd.	CHINA
Gold	Dowa	JAPAN	CID000401
Gold	E-CHEM Enterprise Corp	TAIWAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN	CID000425
Gold	Faggi Enrico SPA	ITALY
Gold	Ferro Corporation	UNITED STATES
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Gold	Gansu Seemine Material Hi-Tech Co Ltd	CHINA	CID000522
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Geib Refining Corporation	UNITED STATES
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Gold	Harima Smelter	JAPAN
Gold	Harmony Gold Refining	SOUTH AFRICA
Gold	Heesung Metal	KOREA, REPUBLIC OF
Gold	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Henan Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold	Henan Zhongyuan Gold Smelting Plant	CHINA
Gold	Heraeus Ltd. Hong Kong	HONG KONG	CID000707
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY	CID000711
Gold	Hisikari Mine	JAPAN
Gold	HMG	GERMANY
Gold	Hon Hai Precision Industry Co. (Foxconn)	TAIWAN
Gold	Hong Da qiu	CHINA
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA	CID000767
Gold	Hung Cheong Metal Manufacturing Limited	CHINA
Gold	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF	CID000778
Gold	ICBC	CHINA
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA	CID000801
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Japan Mint	JAPAN	CID000823
Gold	Japan Pure Chemical	JAPAN
Gold	Jiangxi Copper Company Limited	CHINA	CID000855
Gold	Jin Jinyin refining company limited	CHINA
Gold	Johnson Matthey Inc	UNITED STATES	CID000920
Gold	Johnson Matthey Ltd	CANADA	CID000924

Metal	Name	Country	Identification Number (if any)
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	Kanfort Industrial (Yantai) Co. Ltd.	CHINA
Gold	Kazzinc Ltd	KAZAKHSTAN	CID000957
Gold	Kennecott Utah Copper LLC	UNITED STATES	CID000969
Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND	CID002511
Gold	Kojima Chemicals Co., Ltd	JAPAN	CID000981
Gold	Korea Metal Co. Ltd	KOREA, REPUBLIC OF	CID000988
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Gold	L’ azurde Company For Jewelry	SAUDI ARABIA	CID001032
Gold	La Caridad Mine	UNITED STATES
Gold	Lingbao Gold Company Limited	CHINA	CID001056
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA	CID001058
Gold	London Bullion Market Association	UNITED KINGDOM
Gold	LS-Nikko Copper Inc.	KOREA, REPUBLIC OF	CID001078
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA	CID001093
Gold	Materion	UNITED STATES	CID001113
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Gold	Metallic Resources Inc	UNITED STATES
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG	CID001149
Gold	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE	CID001152
Gold	Metalor Technologies SA	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation	UNITED STATES	CID001157
Gold	Met-Mex Peñoles, S.A.	MEXICO	CID001161
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	MK electron	KOREA, REPUBLIC OF
Gold	MMTC-PAMP India Pvt. Ltd	INDIA	CID002509
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
Gold	N.E.Chemcat Corporation	JAPAN
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY	CID001220
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	Nihon Material Co. LTD	JAPAN	CID001259
Gold	Ningbo Kangqiang	CHINA
Gold	Ohio Precious Metals, LLC	UNITED STATES	CID001322
Gold	Ohura Precious Metal Industry Co., Ltd	JAPAN	CID001325
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	RUSSIAN FEDERATION	CID001326
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION	CID001328
Gold	Orelec	FRANCE
Gold	PAMP SA	SWITZERLAND	CID001352
Gold	Penglai Penggang Gold Industry Co Ltd	CHINA	CID001362
Gold	Philippine Associated Smelting and Refining Corporation	PHILIPPINES

Metal	Name	Country	Identification Number (if any)
Gold	Precious Metals Sales Corp	UNITED STATES
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Gold	PX Précinox SA	SWITZERLAND	CID001498
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA	CID001512
Gold	Realized the enterprise Co.,Ltd.	CHINA
Gold	Republic Metals Corporation	UNITED STATES	CID002510
Gold	Royal Canadian Mint	CANADA	CID001534
Gold	Sabin Metal Corp.	UNITED STATES	CID001546
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555
Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF	CID001562
Gold	Sanmenxia R&D Co., Ltd.	CHINA
Gold	Schloetter	UNITED KINGDOM
Gold	Schone Edelmetaal	NETHERLANDS	CID001573
Gold	Scotia Mocatta	HONG KONG
Gold	SEMPSA Joyería Platería SA	SPAIN	CID001585
Gold	Sewon Korea	KOREA, REPUBLIC OF
Gold	Shandong gold mining (laizhou) co., LTD.	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co. Ltd.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA	CID001622
Gold	Shanghai Gold exchange	CHINA
Gold	Shenzhen FuJun Material Technology CO.LTD	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	Shenzhen Tiancheng Chemical Co Ltd	CHINA
Gold	Sichuan Tianze Precious Metals Co., Ltd	CHINA	CID001736
Gold	Singway Technology Co., Ltd.	TAIWAN	CID002516
Gold	SKE (China): Shanghai Kyocera Electronics Co Ltd.	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES	CID001754
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
Gold	Sojitz Corporation	JAPAN
Gold	Solar Applied Materials Technology Corp.	TAIWAN	CID001761
Gold	Sumisho Material Corporation	JAPAN
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Gold	Super Dragon	TAIWAN
Gold	Suzhou Xinrui Noble metal material co.ltd	CHINA
Gold	Tai zhou chang san Jiao electron Co.,Ltd	CHINA
Gold	Taizhou Delta Electronics Co., Ltd.	CHINA
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Technic, Inc.	UNITED STATES
Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	CHINA
Gold	The Great Wall Gold and Silver Refinery of China	CHINA	CID001909
Gold	The Hutti Gold Mines Co. Ltd.	INDIA
Gold	The Refinery of Shandong Gold Mining Co. Ltd	CHINA	CID001916
Gold	Tiancheng chemical	CHINA
Gold	Timah Company	INDONESIA

Metal	Name	Country	Identification Number (if any)
Gold	Tokuriki Honten Co., Ltd	JAPAN	CID001938
Gold	Tongling nonferrous Metals Group Co.,Ltd	CHINA	CID001947
Gold	Torecom	KOREA, REPUBLIC OF	CID001955
Gold	Umicore Brasil Ltda	BRAZIL	CID001977
Gold	Umicore Galvanotecknil GmbH	GERMANY
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	United Precious Metal Refining, Inc.	UNITED STATES	CID001993
Gold	United Refining	UNITED STATES
Gold	Valcambi SA	SWITZERLAND	CID002003
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA	CID002030
Gold	Williams/ Williams Brewster	UNITED STATES
Gold	Wuxi Middle Treasure	CHINA
Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN	CID002100
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA
Gold	Yantai Zhaojin Lai Fuk Precious Metals Ltd	CHINA
Gold	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Gold	Yokohama Metal Co Ltd	JAPAN	CID002129
Gold	Yoo Chang Metal Inc.	KOREA, REPUBLIC OF
Gold	Yunnan Copper Industry Co Ltd	CHINA	CID000197
Gold	Yunnan Metallurgical Group Co., Ltd	CHINA
Gold	Zhao yuan gold smelter of ZhongJin gold corporation	CHINA
Gold	Zhaojin Group&Gold Mineral China Co., Ltd.	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongkuang Gold Industry Limited Company	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	Zijin Mining Group Co. Ltd	CHINA	CID002243
Tantalum	Anhui Herrman Impex Co., Ltd.	CHINA
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tantalum	Companhia Industrial Fluminense	BRAZIL
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA	CID000291
Tantalum	D Block Metals, LLC	UNITED STATES	CID002504
Tantalum	Duoluoshan	CHINA	CID000410
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	Exotech Inc.	UNITED STATES	CID000456
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460
Tantalum	FIR Metals & Resource., Ltd.	CHINA	CID002505
Tantalum	Fujian Nanping	CHINA
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
Tantalum	Global Advanced Metals Boyertown	UNITED STATES	CID002557
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA	CID000616
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	CID002501
Tantalum	H.C. Starck Co., Ltd.	THAILAND	CID002544
Tantalum	H.C. Starck GmbH Goslar	GERMANY	CID002545

Metal	Name	Country	Identification Number (if any)
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY	CID002546
Tantalum	H.C. Starck Group	GERMANY	CID000654
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY	CID002547
Tantalum	H.C. Starck Inc.	UNITED STATES	CID002548
Tantalum	H.C. Starck Ltd.	JAPAN	CID002549
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002550
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	Hi-Temp	UNITED STATES	CID000731
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tantalum	Jiangxi Yichun Ta/Nb Ltd.	CHINA
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co, Ltd	CHINA	CID002506
Tantalum	KEMET Blue Metals	MEXICO	CID002539
Tantalum	KEMET Blue Powder	UNITED STATES	CID002568
Tantalum	King-Tan Tantalum Industry Ltd	CHINA	CID000973
Tantalum	LSM Brasil S.A.	BRAZIL	CID001076
Tantalum	Metal Do	JAPAN
Tantalum	Metallurgical Products India (Pvt.) Ltd.	INDIA	CID001163
Tantalum	Mineração Taboca S.A.	BRAZIL	CID001175
Tantalum	Mitsui Mining & Smelting	JAPAN	CID001192
Tantalum	Molycorp Silmet A.S.	ESTONIA	CID001200
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tantalum	Nippon Mining & Metals Co.,Ltd.	JAPAN
Tantalum	Nitora	SWITZERLAND
Tantalum	NTET, Thailand	THAILAND
Tantalum	Phoenix Metal Ltd	RWANDA	CID002507
Tantalum	Plansee SE Liezen	AUSTRIA	CID002540
Tantalum	Plansee SE Reutte	AUSTRIA	CID002556
Tantalum	QuantumClean	UNITED STATES	CID001508
Tantalum	RFH Tantalum Smeltry Co., Ltd	CHINA	CID001522
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA	CID001634
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tantalum	Taki Chemicals	JAPAN	CID001869
Tantalum	Talison Minerals Pty Ltd	AUSTRALIA
Tantalum	Tantalite Resources	SOUTH AFRICA	CID001879
Tantalum	Telex	UNITED STATES	CID001891
Tantalum	Ulba	KAZAKHSTAN	CID001969
Tantalum	XinXing HaoRong Electronic Material Co., Ltd	CHINA	CID002508
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	CHINA	CID002307
Tantalum	Zhuzhou Cement Carbide	CHINA	CID002232
Tin	5N Plus	GERMANY
Tin	AIM	CANADA
Tin	ALMAG	ITALY
Tin	Alpha	UNITED STATES	CID000292
Tin	Alpha Metals (Taiwan) Inc.	TAIWAN

Metal	Name	Country	Identification Number (if any)
Tin	Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF
Tin	Amalgamated Metal Corporation Plc	UNITED KINGDOM
Tin	Amalgamet Inc	PERU
Tin	American Iron and Metal	CANADA
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Anson Solder & Tin Products Made Ltd	CHINA
Tin	Aoki Lab ltd.	CHINA
Tin	ATI Metalworking Products	UNITED STATES
Tin	Ausmelt Limited	AUSTRALIA
Tin	Balver Zinn Josef Jost GmbH & Co.KG	GERMANY
Tin	Banka	INDONESIA
Tin	Baoshida Swissmetall	SWITZERLAND
Tin	Best Metais e Soldas S.A.	BRAZIL
Tin	Bonoka.Beliting Indonesia	INDONESIA
Tin	Butterworth	MALAYSIA
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin	Chenzhou Yunxiang Mining Smelting Compang Ltd	CHINA
Tin	China Hongqiao	CHINA
Tin	China Huaxi Group Nandan	CHINA
Tin	China Rare Metal Materials Company	CHINA	CID000244
Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	Chofu Works	JAPAN
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA	CID000278
Tin	Cookson Alpha Metals (Shenzhen)Co.Ltd	CHINA
Tin	Cooper Santa	BRAZIL	CID000295
Tin	COOPERMETAL - Cooperativa Metalúrgica de Rondônia Ltda.	BRAZIL
Tin	Copper Suzhou Co.,	CHINA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	CV Gita Pesona	INDONESIA	CID000306
Tin	CV JusTindo	INDONESIA	CID000307
Tin	CV Makmur Jaya	INDONESIA	CID000308
Tin	CV Nurjanah	INDONESIA	CID000309
Tin	CV Serumpun Sebalai	INDONESIA	CID000313
Tin	CV United Smelting	INDONESIA	CID000315
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	Dae Kil	KOREA, REPUBLIC OF
Tin	Daewoo International	KOREA, REPUBLIC OF
Tin	Dongguan City JiuBo Electronic Science and Technology Co.,LTD	CHINA
Tin	Dongguan Yuecheng metal materials Co., Ltd.	CHINA
Tin	Dowa	JAPAN	CID000402
Tin	Electroloy Metal PTE Ltd	SINGAPORE
Tin	EM Vinto	BOLIVIA	CID000438
Tin	Eredi Gnutti	ITALY
Tin	Estanho de Rondônia S.A.	BRAZIL	CID000448

Metal	Name	Country	Identification Number (if any)
Tin	E-tech Philippines	PHILIPPINES
Tin	Eximetal S.A.	ARGENTINA
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Fenix Metals	POLAND	CID000468
Tin	Fuji Metal Mining Corp.	THAILAND
Tin	Funsur	BRAZIL
Tin	Gebrueder Kemper GMBH	GERMANY
Tin	Gejiu Jin Ye Mineral Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	Gejiu Non-Ferrous Metal Processing Co. Ltd.	CHINA	CID000538
Tin	Gejiu YunXin Colored Electrolysis Ltd	CHINA
Tin	Gejiu Zi-Li	CHINA	CID000555
Tin	Gold Bell Group	CHINA
Tin	Gomat-e-K.	GERMANY
Tin	Goodway	UNITED STATES
Tin	Grillo Handel	GERMANY
Tin	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
Tin	Guangxi China Tin Group Co.,Ltd	CHINA
Tin	Guangxi Huaxi Group Co.,Ltd	CHINA
Tin	Guangxi Nonferrous Metals Group (Hechi Xinhua smelting limited company )	CHINA
Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
Tin	Hana-High Metal	MALAYSIA
Tin	Handok Metal Co., Ltd	KOREA, REPUBLIC OF
Tin	High Quality Technology Co., Ltd	CHINA
Tin	HL Thorne	UNITED KINGDOM
Tin	Hong-Qiao Co., Ltd.	CHINA
Tin	Huaxi Guangxi Group	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA	CID000760
Tin	Huizhou Taiwan Electronic Component Limited Company	CHINA
Tin	Hyundai-Steel	KOREA, REPUBLIC OF
Tin	IBF IND Brasileira de Ferrolligas Ltda	BRAZIL
Tin	Impag AG	SWITZERLAND
Tin	Imperial Zinc	UNITED STATES
Tin	Indonesian state tin corporation	INDONESIA
Tin	Jalan Jenderal Sudirman	INDONESIA
Tin	Jau Janq Enterprise Co., Ltd.	TAIWAN
Tin	Jean Goldschmidt International	BELGIUM
Tin	Jia Tian	CHINA
Tin	Jiangxi Nanshan	CHINA	CID000864
Tin	Jiangxi Shunda Huichang Kam Tin Co. Ltd	CHINA
Tin	Kaimeng(Gejiu) Industry and Trade Co., Ltd.	CHINA
Tin	Kihong T & G	INDONESIA
Tin	KME	ITALY
Tin	KOBA	INDONESIA

Metal	Name	Country	Identification Number (if any)
Tin	KOKI Japan	JAPAN
Tin	Kovohute Pribram Nastupnicka, A.S.	CZECH REPUBLIC
Tin	Kundur Smelter	INDONESIA
Tin	Kupol	RUSSIAN FEDERATION
Tin	Kurt J Lesker Company	UNITED STATES
Tin	Laibin China Tin Smelting Co., Ltd.	CHINA
Tin	Laibin Huaxi Smelterring Co.,Ltd	CHINA
Tin	Linwu Xianggui Smelter Co	CHINA	CID001063
Tin	Lübeck GmbH	GERMANY
Tin	Lupon Enterprise Co., Ltd.	TAIWAN
Tin	Ma On Shuguang Smelting Plant	CHINA
Tin	Magnu’s Minerais Metais e Ligas LTDA	BRAZIL	CID002468
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105
Tin	Materials Eco- Refining Co Ltd. (MERC)	JAPAN
Tin	MCP Metal Specialties, Inc.	UNITED KINGDOM
Tin	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM
Tin	Melt Metais e Ligas S/A	BRAZIL	CID002500
Tin	Mentok Smelter	INDONESIA
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	CHINA
Tin	Metallo Chimique	BELGIUM	CID001143
Tin	Metallum Metal Trading Company	SWITZERLAND
Tin	Mineração Taboca S.A.	BRAZIL	CID001173
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA	CID001179
Tin	Minsur	PERU	CID001182
Tin	Misue Tin Smelter and Refinery	PERU
Tin	Mitsubishi Electric Metecs Co., Ltd.	JAPAN
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191
Tin	Nankang Nanshan Tin Manufactory, ltd	CHINA
Tin	Nathan Trotter & Co., Inc.	UNITED STATES
Tin	Nghe Tinh Non-Ferrous Metal	VIET NAM
Tin	Nihon Genma Mfg Co., Ltd.	THAILAND
Tin	Nihon Kagaku Sangyo Co., Ltd	JAPAN
Tin	Nihon Superior Co Ltd.	JAPAN
Tin	Nippon Filler Metals Ltd	JAPAN
Tin	Nohon Superior Co., Ltd.	JAPAN
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION	CID001305
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	OM Manufacturing Phils. Inc.	PHILIPPINES
Tin	OMSA	BOLIVIA	CID001337
Tin	Poongsan Corporation	KOREA, REPUBLIC OF
Tin	Posco	KOREA, REPUBLIC OF
Tin	PT Alam Lestari Kencana	INDONESIA	CID001393

Metal	Name	Country	Identification Number (if any)
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Babel Surya Alam Lestari	INDONESIA	CID001406
Tin	PT Bangka Kudai Tin	INDONESIA	CID001409
Tin	PT Bangka Putra Karya	INDONESIA	CID001412
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA	CID001416
Tin	PT Bangka Tin Industry	INDONESIA	CID001419
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421
Tin	PT BilliTin Makmur Lestari	INDONESIA	CID001424
Tin	PT Bukit Timah	INDONESIA	CID001428
Tin	PT Citralogam	INDONESIA
Tin	PT Donna Kembara Jaya	INDONESIA	CID002473
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA	CID001438
Tin	PT Fang Di MulTindo	INDONESIA	CID001442
Tin	PT HP Metals Indonesia	INDONESIA	CID001445
Tin	PT Inti Stania Prima	INDONESIA	CID002530
Tin	PT Karimun Mining	INDONESIA	CID001448
Tin	PT Koba Tin	INDONESIA	CID001449
Tin	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT Panca Mega Persada	INDONESIA	CID001457
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA	CID001486
Tin	PT Prima Timah Utama	INDONESIA	CID001458
Tin	PT Rajwa International	INDONESIA	CID002475
Tin	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	PT Seirama Tin investment	INDONESIA	CID001466
Tin	PT Singkep Times Utama	INDONESIA	CID002476
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	PT Sumber Jaya Indah	INDONESIA	CID001471
Tin	PT Supra Sukses Trinusa	INDONESIA	CID001476
Tin	PT Tambang Timah	INDONESIA	CID001477
Tin	PT Timah (Persero), Tbk	INDONESIA	CID001482
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478
Tin	PT Tommy Utama	INDONESIA	CID001493
Tin	PT Wahana Parkit Jaya	INDONESIA	CID002479
Tin	PT Yinchendo Mining Industry	INDONESIA	CID001494
Tin	PT Hanjaya Perkasa Metals	INDONESIA	CID002287
Tin	PT.Tanloaug Tinah	INDONESIA
Tin	Pure Technology	RUSSIAN FEDERATION
Tin	Rahman Hydrulic Tin Sdn Bhd	MALAYSIA
Tin	RBT	INDONESIA
Tin	Richard Stenzhorn GmbH	GERMANY
Tin	Rohm & Hass	CHINA

Metal	Name	Country	Identification Number (if any)
Tin	Rui Da Hung	TAIWAN	CID001539
Tin	Samhwa Non-Ferrous Metal. Inc Co.,Ltd	KOREA, REPUBLIC OF
Tin	Senju Metal Industry Co. Ltd	JAPAN
Tin	SGS Bolivia S.A.	BOLIVIA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	Shanghai Yuanhao Surface Finishing Co. Ltd.	CHINA
Tin	ShangHai YueQiang Metal Products Co., Ltd	CHINA
Tin	Shen Mao Solder	CHINA
Tin	Shenzhen City Thai Industrial Co., Ltd.	CHINA
Tin	Sigma Group	CHINA
Tin	Singapore LME Tin	SINGAPORE
Tin	Sizer Metals PTE	SINGAPORE
Tin	Soft Metais, Ltda.	BRAZIL	CID001758
Tin	Solder Coat Co.,Ltd.	JAPAN
Tin	Standard Lublin Sp. z o.o. (intermediary)	POLAND
Tin	Standard Sp z o.o.	POLAND
Tin	Sundwigger Messingwerk	GERMANY
Tin	Taicang City Nancang Metal Material Co., Ltd	CHINA
Tin	Tamura	JAPAN
Tin	Tennant Metal PTY Ltd.	AUSTRALIA
Tin	Thaisarco	THAILAND	CID001898
Tin	The Miller Company	UNITED STATES
Tin	TMC Plating Suppliers Corp.	UNITED STATES
Tin	Tong Ding Metal Company.Ltd.	CHINA
Tin	Trafilerie Carlo Gnutti	ITALY
Tin	Traxys	FRANCE
Tin	TYCO	UNITED STATES
Tin	Uni Bros Metal Pte Ltd	SINGAPORE
Tin	United Smelter	INDONESIA
Tin	Univertical International (Suzhou) Co., Ltd.	CHINA
Tin	Vertex Metals Incorporation	TAIWAN
Tin	VQB Mineral and Trading Group JSC	VIET NAM
Tin	WC Heraeus Hanau	GERMANY
Tin	Westfalenzinn J. Jost KG	GERMANY
Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL	CID002036
Tin	Wilhelm Grillo Handelsgesellschaft mbH	GERMANY
Tin	Wilhelm Westmetall	GERMANY
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	Wuxi Yunxi	CHINA
Tin	XiHai	CHINA
Tin	XIN WANG copper smelter	CHINA
Tin	Xingrui Noble Metal Material Co. Ltd	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	YTMM	CHINA
Tin	Yun Xiang	CHINA

Metal	Name	Country	Identification Number (if any)
Tin	Yun’an Dian’xi Tin Mine	CHINA
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	CHINA	CID002158
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	YunNan GeJiu Jin Ye Mineral Co.,Ltd	CHINA
Tin	YunNan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan Malipo Baiyi Mining Industry Co., Ltd.	CHINA
Tin	Yunnan Tin Company, Ltd.	CHINA	CID002180
Tin	Yunnan Tin Industry Refco Group Ltd.	CHINA
Tin	YunNan XiYe	CHINA
Tin	Yuntinic Chemical GmbH	GERMANY
Tin	Yun’xin Non-ferrous Electroanalysis Ltd.	CHINA
Tin	Yutinic Reousrces	UNITED STATES
Tin	Zhejiang Huangyan Xinqian Electrical Equipment Fittings Factory	CHINA
Tin	ZhongShi	CHINA
Tin	Zhuhai Horyison Solder Co.,Ltd	CHINA
Tin	Zhuhai Quanjia	CHINA
Tin	Zhuzhou Smelter Group Co., Ltd	CHINA
Tin	Zu Hai Haiyuxin Tin Products Co., Ltd.	CHINA
Tungsten	A.L.M.T. Corp.	JAPAN	CID000004
Tungsten	Air Products	UNITED STATES
Tungsten	Allied material Corp	TAIWAN
Tungsten	Alta Group	UNITED STATES
Tungsten	Altlantic Metals	UNITED STATES
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
Tungsten	Axis Material Ltd	JAPAN
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	Buffalo Tungsten	CHINA
Tungsten	ChangChun up-optech	CHINA
Tungsten	Chengdu Hong Bo Industrial Co., Ltd.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	CID002513
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Tungsten	CTS Industries	SINGAPORE
Tungsten	CWB Materials	UNITED STATES
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	CID002518
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA	CID000345
Tungsten	Degutea	KOREA, REPUBLIC OF
Tungsten	Fort Wayne Wire Die	UNITED STATES
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA	CID000499
Tungsten	Ganxian Shirui New Material Co., Ltd.	CHINA	CID002531
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	CID000868
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	CHINA	CID002536
Tungsten	Global Tungsten & Powders Corp.	UNITED STATES	CID000568

Metal	Name	Country	Identification Number (if any)
Tungsten	Golden Egret	CHINA
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Tungsten	H.C. Starck GmbH	GERMANY	CID002541
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY	CID002542
Tungsten	Heyuan carbide co., LTD	CHINA
Tungsten	Hitachi Metals, Ltd.	JAPAN
Tungsten	Hunan Chenzhou Mining Group Co., Ltd.	CHINA	CID000766
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	CID000769
Tungsten	IES Technical Sales	UNITED STATES
Tungsten	Izawa metal Co.,Ltd	JAPAN
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tungsten	Jiangxi Richsea New Materials Co., Ltd.	CHINA	CID002493
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	CID002535
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tungsten	Kennametal Fallon	UNITED STATES	CID000966
Tungsten	Kennametal Huntsville	UNITED STATES	CID000105
Tungsten	KYOCERO	JAPAN
Tungsten	Kyoritsu Gokin Co., Ltd.	JAPAN
Tungsten	Luoyang Kewei Molybdenum & Tungsten Co. LTD	CHINA
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Ninghua Xingluokeng Tungsten Mining Co Ltd	CHINA
Tungsten	Nippon Tungsten Co., Ltd.	JAPAN
Tungsten	North American Tungsten Corporation Ltd.	CANADA
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM	CID002543
Tungsten	Pobedit JSC	RUSSIAN FEDERATION
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	CID002538
Tungsten	Sendi (Japan): Kyocera Corporation	JAPAN
Tungsten	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten	Sincemat Co, Ltd	CHINA
Tungsten	Sylham	UNITED STATES
Tungsten	TaeguTec	KOREA, REPUBLIC OF
Tungsten	Taiyo Nippon Sanso Trading (Shanghai) Co., LTD	CHINA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM	CID001889
Tungsten	Trans-Global	CHINA
Tungsten	Triumph Northwest	UNITED STATES

Metal	Name	Country	Identification Number (if any)
Tungsten	Tungaloy Corporation	JAPAN
Tungsten	ULVAC, Inc.	JAPAN
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM	CID002011
Tungsten	Voss Metals Company, Inc.	UNITED STATES
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA	CID002044
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION	CID002047
Tungsten	Xiamen Golden Egret Special Alloy Co. Ltd.	CHINA
Tungsten	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tungsten	Xianglu Tungsten Industry Co., Ltd.	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	CID002095
Tungsten	Zhuzhou Decheng Nonferrous Metals Industry Co., Ltd.	CHINA